UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):    September 19, 2017

AXAR ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-36669	47-1434549
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1330 Avenue of the Americas — 30th Floor, New York, NY 10019

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code:    (212) 356-6130

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On September 19, 2017, Axar Acquisition Corp. (the “Company” or “we”) issued a press release announcing that it will redeem all of its outstanding shares of common stock that were included in the units issued in its initial public offering (the “public shares”), effective as of the close of business on October 2, 2017, because the Company will not be able to consummate an initial business combination within the time period required by its amended and restated certificate of incorporation. We have furnished herewith as Exhibit 99.1 a copy of the press release.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

The following document is attached as an exhibit to this Current Report on Form 8-K.

Exhibit No.	Description
99.1	Press Release, dated September 19, 2017.

Cautionary Note Regarding Forward-Looking Statements

Certain information contained in this Current Report on Form 8-K may be deemed to constitute forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements relate to expectations or forecasts for future events, including, without limitation, the redemption of the Company’s public shares. These statements may be preceded by, followed by or include the words “may,” “might,” “will,” “will likely result,” “should,” “estimate,” “plan,” “project,” “forecast,” “intend,” “expect,” “anticipate,” “believe,” “seek,” “continue,” “target” or similar expressions. Such statements are subject to certain risks and uncertainties that could cause our actual results in the future to differ materially from the Company’s historical results and those presently anticipated or projected. The Company wishes to caution investors not to place undue reliance on any such forward-looking statements. Any forward-looking statements speak only as of the date on which such statements are made, and the Company undertakes no obligation to update such statements to reflect events or circumstances arising after such date. The Company assumes no obligation to update forward-looking statements except to the extent required by applicable securities laws. If the Company does update one or more forward-looking statements, no inference should be drawn that the Company will make additional updates with respect to those or other forward-looking statements.

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release, dated September 19, 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AXAR ACQUISITION CORP.

	By:	/s/ Andrew Axelrod
Name: Andrew Axelrod
Title: Chief Executive Officer

Dated: September 19, 2017